RBC FUNDS TRUST

RBC Equity Funds

RBC SMID Cap Growth Fund

RBC Enterprise Fund

RBC Small Cap Value Fund

RBC Small Cap Core Fund

RBC Microcap Value Fund

Statement of Additional Information (“SAI”) dated January 28, 2020

RBC Impact Investment Funds

Access Capital Community Investment Fund

RBC Impact Bond Fund

SAI dated January 28, 2020

RBC BlueBay Funds

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

RBC BlueBay Global Bond Fund

SAI dated January 28, 2020

RBC Global Equity Funds

RBC Emerging Markets Equity Fund

RBC Emerging Markets Small Cap Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Opportunities Fund

RBC International Opportunities Fund

SAI dated January 28, 2020

RBC Fixed Income Funds

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

SAI dated January 28, 2020

RBC Money Market Fund

U.S. Government Money Market Fund

SAI dated January 28, 2020

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 29, 2020 to the SAIs as dated above (as may be supplemented from time to time)

This Supplement provides additional information beyond that contained in the

SAIs and should be read in conjunction with the SAIs.

The following information is hereby added alphabetically under the section titled “Description of Securities, Investment Practices and Risks”:

MARKET RISK (ALL FUNDS). One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, a Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund’s yield, income and performance.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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